Amendment No. 9 to Amended and Restated Motor Vehicle Installment Contract
                           Loan and Security Agreement




        This Amendment is entered into by and between Ugly Duckling Corporation, successor in interest to Ugly Duckling Holdings, Inc. ("Ugly Duckling"), a Delaware corporation; Ugly Duckling Car Sales and Finance Corporation ("UDCSFC"), an Arizona corporation formerly known as Duck Ventures, Inc.; Ugly Duckling Credit Corporation ("UDCC") formerly known as Champion Acceptance Corporation, an Arizona corporation; Ugly Duckling Car Sales, Inc. ("Sales"); an Arizona corporation; Champion Financial Services, Inc. ("Champion"), an Arizona corporation; Ugly Duckling Car Sales Florida, Inc. ("Car Sales Florida"), a Florida corporation;; Ugly Duckling Car Sales New Mexico, Inc. ("Car Sales New Mexico"), a New Mexico corporation; Ugly Duckling Car Sales California, Inc. ("Car Sales California"), a California corporation; Ugly Duckling Car Sales Georgia, Inc. ("Car Sales Georgia"), a Georgia corporation; Cygnet Financial Corporation ("Cygnet"), a Delaware corporation; Cygnet Dealer Finance, Inc.
("Dealer  Finance"),  an  Arizona  corporation;  Cygnet  Finance  Alabama,  Inc.
("Cygnet Alabama"), an Arizona corporation; Cygnet Support Services, Inc. ("Services"), an Arizona corporation; Cygnet Financial Services, Inc. ("Cygnet Services"), an Arizona corporation; Cygnet Financial Portfolio, Inc. ("Cygnet Portfolio"), an Arizona corporation; Ugly Duckling Portfolio Partnership, L.L.P. ("UDPP"), an Arizona limited liability partnership; Ugly Duckling Finance Corporation ("UDFC"), an Arizona corporation; Ugly Duckling Portfolio Corporation ("UDPC") an Arizona corporation formerly known as Champion Portfolio Corporation; and Cygnet Dealer Finance Florida, Inc. ("CDFF"), a Florida corporation (all of the foregoing entities collectively referred to herein as "Borrower"); and General Electric Capital Corporation, a New York corporation ("Lender").

                                    RECITALS


       A. Borrower and Lender are parties to an Amended and Restated Motor Vehicle Installment Contract Loan and Security Agreement dated as of August 15, 1997, as amended by an Assumption and Amendment Agreement dated October 23, 1997, Amendment No. 1 dated December 22, 1997, Amendment No. 2 dated September 9, 1998, Amendment No. 3 dated January 18, 1999, Amendment No. 4 dated as of July 19, 1999, Amendment No. 5 dated August 16, 1999, Amendment No. 6 dated August 27, 1999, Amendment No. 7 dated November 30, 1999, and Amendment No. 8 dated December 7, 1999, (the Amended and Restated Motor Vehicle Installment Contract Loan and Security Agreement as so amended is referred to herein as the "Agreement") pursuant to which Lender agreed to make Advances to Existing Borrower on the terms and conditions set forth in the Agreement.

     B. Borrower and Lender desire to amend the Agreement pursuant to the terms and conditions set forth in this Amendment.


       In   consideration   of  the   premises   and  other  good  and  valuable
consideration, the receipt of which is hereby acknowledged by each of the parties hereto, the parties agree as follows:

     1. Defined Terms. Unless otherwise specified herein, all capitalized terms used in this Amendment shall have the same meaning given to such term(s) in the Agreement.


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

     2. Amendments to Agreement. Effective as of the date hereof, the Agreement is hereby amended as follows.

         Definitions.

          a.) Borrowing Base. The definition of Borrowing Base in Section 16.0 of the Agreement is deleted and replaced in its entirety as follows:

                  Borrowing Base: the amount equal to the lesser of (i) One Hundred Twenty-five Million Dollars ($125,000,000.00) minus the Loan Availability Cap, or (ii) an amount equal to (A) sixty five percent (65%) of the Outstanding Principal Balance of all Originated Eligible Contracts (but not to exceed one hundred fifteen percent (115%) of the NADA average wholesale Black Book value for all such Contracts in the aggregate) during the time they are included in the Borrowing Base pursuant to Section 3.1; plus (B) eighty-six percent (86%) of the Outstanding Principal Balance of all Champion Eligible Contracts (but not to exceed one hundred seven percent (107%) of wholesale Kelly Blue Book for all such Contracts in the aggregate) during the time they are included in the Borrowing Base pursuant to Section 3.1; plus (C) seventy-five percent (75%) of the Outstanding Principal Balance of all Seminole Eligible Contracts during the time they are included in the Borrowing Base pursuant to Section 3.1; plus (D) the Inventory Advance Value; plus (E) during the term of the Dealer Contract Facility, the Dealer Contract Advance Value; plus (F) fifty percent (50%) of the Outstanding Principal Balance of all DCT Eligible Contracts during the time the DCT Eligible Contracts are included in the Borrowing Base pursuant to Section 3.1. (G) forty and one-half percent (40.5%) of the Outstanding Principal Balance of all VAM Eligible Contracts during the time the VAM Eligible Contracts are included in the Borrowing Base pursuant to Section 3.1. At Lender's sole and absolute discretion following Borrower's request, Lender may agree to include Bulk Purchase Contracts as part of the Borrowing Base hereunder. The amount of advance against Bulk Purchase Contracts, if any, shall be at Lender's sole and absolute discretion. With respect to section (ii) (A) of this definition, compliance with the parenthetical test based on Black Book values shall be measured by Lender's sample of 100 or more Contracts and not on a Contract-by-Contract basis.

          b.) VAM  Eligible  Contracts.  The  following  definition  is added to
     Section 16.0 of the Agreement in proper alphabetical order:

          VAM Eligible Contracts: an Eligible Contract which was purchased by Borrower from Virginia Auto Mart on November 8, 1999.

          c.) Inventory Advance Value. The definition of Inventory Advance Value in Section 16.0 of the Agreement is deleted and replaced in its entirety as follows:

                  Inventory Advance Value: the lesser of (i) Twenty-five Million Dollars ($25,000,000.00); (ii) the cumulative Eligible Vehicle Advance Value for all Eligible Vehicles in Borrower's inventory; (iii) an amount equal to the Borrowing Base minus the amount outstanding under the Installment Contract Facility or (iv) 65% of the cumulative NADA average wholesale Black Book value for Borrower's inventory of Motor Vehicles (compliance with which shall be measured by Lender's sample of 100 or more Contracts and not on a Contract-by-Contract basis).

          d.) Eligible  Vehicle.  The definition of Eligible  Vehicle in Section
     16.0 of the Agreement is deleted and replaced in its entirety as follows:

                  "Eligible Vehicle: a Motor Vehicle (i) which Borrower has purchased for at least $1,500 and not more than $6,000; (ii) which has been in Borrower's possession for no more than 120 days, or 150 days if purchased in the months of October 1999, November, 1999 or December, 1999; (iii) which has not been repossessed by Borrower (unless subsequently re-purchased at auction); (iv) for which Borrower holds in its possession the title and purchase documentation, provided, however, that, if all other criteria for Eligible Vehicles is met, Motor
                  Vehicles may be held in Borrower's possession for 30 days without title documentation; and (v) is not subject to any lien, encumbrance or security interest of any kind other than the interest of Lender as granted hereunder or any other agreement with Lender.

          e.) Application of Payments. The definition of Application of Payments in Section 4.2 of the Agreement is deleted and replaced in its entirety as follows:

                  Application of Payments. All Remittances received by Lender shall be applied by Lender to the Indebtedness the same Business Day if deposited in Lender's account before 1:30 PM CST and the next Business Day if deposited in the Lender's account after 1:30 PM CST . No Remittance other than cash shall be treated as a final payment to Lender unless and until such item has actually been collected by Lender's bank and such collection has been finally credited to Lender's account; provided, further, that if a Remittance applied to the Indebtedness is charged back to Lender's Bank, Lender can retroactively remove the application of the Remittance to the Indebtedness and accrue any interest not accrued because of the application of the Remittance to the Indebtedness. Each Remittance shall be applied by Lender to the Indebtedness (i) first to accrued interest and, if sufficient to pay accrued interest, (ii) then to the Indebtedness, other than Advances, and, (iii) then to the Loan. Lender reserves the right to use a different order of application if there is an Event of Default or Pre-Default Event, or Lender has given prior written notice to Borrower of a different order. All Remittances received by Lender may be applied to the Indebtedness even though no portion of the Indebtedness is otherwise then due and even though Lender has not sent Borrower a demand, notice or request for payment of the Indebtedness. Payments shall be deemed to be due by Borrower when received by Lender unless they are due sooner by the terms of the Loan Documents.

          f.) Exhibit 5.1(C) of the Agreement is deleted and replaced in its entirety as follows: Exhibit 5.1(C)

                  Report                                      Frequency

                  Cash Report                                 Daily
                  Borrowing Base                              Weekly
                  Deferment & Rewrite Report                  Monthly
                  Covenant Compliance Summary                 Monthly
                  Trial Balance of Contracts                  Monthly
                  Contract Delinquency Report                 Monthly
                  Paid Off Contract Report                    Monthly
                  Charged-Off Contract Report                 Monthly

                  Recovery Report                             Monthly
                  Repossession Report                         Monthly
                  Title Tracking Report                       Monthly
                  Insurance Tracking Report                   Monthly
                  Vehicle Inventory Report                    Monthly
                  New Contract Report                         Monthly
                  Static Pool Information                     Quarterly
                  Status of Cygnet Program                    Quarterly
                  Performance of Securitized Assets           Quarterly

                  The monthly reports shall be provided to Lender no later than twenty (20) Business Days after the end of the month. The daily reports shall be provided no later than two (2) Business days after the day covered by the report; provided that, the daily reports for the last day of an Accounting Period shall be provided no later than the fifth (5th) Business Day after the end of the Accounting Period. Borrower shall deliver with the monthly reports a certificate of the chief financial officer of Borrower, in the form of Exhibit 5.1(C)(1), certifying as to the completeness and accuracy of the reports provided pursuant to this Exhibit 5.1(C). Borrower shall provide Lender with quarterly reports no later than thirty (30) Business Days after the end of the quarter. Borrower shall deliver to Lender, no later than the twentieth (20th) Business Day following each Accounting Period, an up-to-date master file back-up tape in a form usable by Lender's computer of all Pledged Contract information for the Accounting Period relating to Contract files which the Borrower has placed on electronic media, including but not limited to, payment histories, contract accounting, Outstanding Principal Balance, customer service notes, collection histories and Contract Debtor names and addresses.

         3. Incorporation of Amendment: The parties acknowledge and agree that this Amendment is incorporated into and made a part of the Agreement, the terms and provisions of which, unless expressly modified herein, or unless no longer applicable by their terms, are hereby affirmed and ratified and remain in full force and effect. To the extent that any term or provision of this Amendment is or may be deemed expressly inconsistent with any term or provision of the Agreement, the terms and provisions of this Amendment shall control. Each reference to the Agreement shall be a reference to the Agreement as amended by this Amendment. This Amendment, taken together with the unamended provisions of the Agreement which are affirmed and ratified by Borrower, contains the entire agreement among the parties regarding the transactions described herein and supersedes all prior agreements, written or oral, with respect thereto.

         4. Borrower Remains Liable. Borrower hereby confirms that the Agreement and each document executed by Borrower in connection therewith continue unimpaired and in full force and effect and shall cover and secure all of Borrower's existing and future obligations to Lender. Nothing contained herein is intended, nor shall be construed, to be a novation or an accord and satisfaction of the outstanding liabilities or any of Borrower's other obligations to Lender.

          5. Headings. The paragraph headings contained in this Amendment are for convenience of reference only and shall not be considered a part of this Amendment in any respect.

          6. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Arizona. Nothing herein shall preclude Lender from bringing suit or taking other legal action in any jurisdiction.


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

         7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned have entered into this Amendment as of December 8, 1999.


GENERAL ELECTRIC CAPITAL
CORPORATION                                                   UGLY DUCKLING CAR SALES, INC.

By: /S/ JEFF BATKA                                            By:  /S/ JON D. EHLINGER
Title:  Account Executive                                     Title:  Secretary

UGLY DUCKLING CORPORATION                                     UGLY DUCKLING CAR SALES NEW MEXICO, INC.

By:  /S/ JON D. EHLINGER                                      By:  /S/ JON D. EHLINGER
Title: Secretary                                              Title:  Secretary

UGLY DUCKLING CAR SALES AND                                   CHAMPION FINANCIAL SERVICES, INC.
FINANCE CORPORATION

By:  /S/ JON D. EHLINGER                                      By:  /S/ JON D. EHLINGER
Title:  Secretary                                             Title: Secretary

UGLY DUCKLING CAR SALES FLORIDA, INC.                         UGLY DUCKLING CREDIT CORPORATION

By: /S/ JON D. EHLINGER                                       By:   /S/ JON D. EHLINGER
Title:  Secretary                                             Title: Secretary

UGLY DUCKLING CAR SALES GEORGIA, INC.                         UGLY DUCKLING CAR SALES CALIFORNIA, INC.
By:  /S/ JON D. EHLINGER                                      By:  /S/ JON D. EHLINGER
Title:  Secretary                                             Title:  Secretary

CYGNET FINANCIAL CORPORATION                                  CYGNET DEALER FINANCE, INC.
By:  /S/ JON D. EHLINGER                                      By:  /S/ STEVEN P. JOHNSON
Title:  Secretary                                             Title: Secretary

CYGNET FINANCE ALABAMA, INC.                                  CYGNET SUPPORT SERVICES, INC.

By:  /S/ STEVEN P. JOHNSON                                    By:  /S/ JON D. EHLINGER
Title:  Secretary                                             Title: Secretary

CYGNET FINANCIAL SERVICES, INC.                               CYGNET FINANCIAL PORTFOILIO, INC.

By:  /S/ JON D. EHLINGER                                      By:  /S/ JON D. EHLINGER
Title:  Secretary                                             Title:  Secretary

UGLY DUCKLING PORTFOLIO                                       UGLY DUCKLING FINANCE CORPORATION
PARTNERSHIP, L.L.P.

By:  /S/ JON D. EHLINGER                                      By:  /S/ JON D. EHLINGER
Title:  Secretary                                             Title:  Secretary

UGLY DUCKLING PORTFOLIO                                       CYGNET DEALER FINANCE FLORIDA,
CORPORATION                                                   INC.

By:  /S/ JON D. EHLINGER                                      By:  /S/ STEVEN P. JOHNSON
Title:  Secretary                                             Title:  Secretary
